UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540
______________________________________________

Global High Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Annual Report
October 31, 2006

Global High Income Fund Inc.

December 15, 2006

Dear shareholder,
We are pleased to present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the fiscal year ended October 31, 2006.

Performance
Over the fiscal year ended October 31, 2006, the Fund returned 11.75% on a net asset value basis and 6.28% on a market price basis. Over the same period, the median returns for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, were 11.16% and 17.29% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the J.P. Morgan EMBI Global Index (the “Index”) returned 11.45% over the annual period. (For more performance information, please refer to “Performance at a glance” on page 5.) The Fund did not use leverage during the period. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.	Global High Income Fund Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation.

Portfolio management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

An interview with portfolio manager Uwe Schillhorn
Q.	Why was the Fund’s market price return so different from its Lipper peer group’s?
A.	The Fund traded at a premium for most of the reporting period and its net asset value return outperformed that of the peer group average; however, peers on average saw more market price appreciation over the period than did the Fund. As noted in the last report, many factors can affect whether investors are willing to pay more or less for a fund than the net asset value of the shares, and hence whether a fund trades at a premium or a discount. During the fiscal period emerging market bonds saw both periods of rapid appreciation and depreciation with the overall trend a double-digit positive return over the year. The Fund does not employ leverage as do many of the funds in the Lipper peer group. This tends to reduce the volatility of the Fund versus its peers and investors may have been seeking greater appreciation potential from funds that use leverage, thus bidding up their market prices.

Global High Income Fund Inc.

Additionally, as the Fund generally traded at a premium over the period, shorter-term oriented investors may have sought peer funds trading at discounts to capture short-term gains from discount closure. Looking back, while many factors may have had an effect on the Fund’s market price during the period, the Fund’s management team ultimately is unable to predict whether the Fund will trade at a discount or a premium, as there are many external factors that influence market trading.

Q.	How did emerging markets debt perform over the period?
A.	Emerging markets debt (EMD) performed well during the fiscal year. Over the reporting period, the economic growth in emerging markets continued to be favorable, providing some support for emerging debt securities even as volatility gripped the markets in May, and a bout of risk aversion was felt throughout the markets at the end of September.

Q.	Were there any themes that emerged at the regional level?
A.	The major economies of Latin America continued to expand in concert over the year. European Economic Union accession for many economies in Eastern Europe, an increasingly important region for emerging markets debt, also propped up the entire asset class’s performance.

Q.	What were some of the portfolio positioning strategies you employed over the period?
A.	Throughout the reporting period, Argentina was the largest overweight. (“Overweight” or “underweight” refers to how much of a particular sector or country the Fund holds versus its representative benchmark index.) We see opportunity in Argentina’s partial restructuring of its debt. After defaulting during the country’s financial crisis, it closes a difficult period for the country. This restructuring improves the prospects for servicing current outstanding debt, which in turn helps investor sentiment. As a result, the largest share of the Fund’s outperformance for the reporting period came from positions in Argentina.

We were underweight during the fiscal year to Mexico, largely a reflection of the fact that we found more attractive opportunities elsewhere. We have continued to seek opportunities in local markets, as fundamentals have been favorable and interest rates relatively high. Over the second half of the period, this resulted in us moving from US dollar-denominated issues to local currency issues, the latter generally non-rated. Therefore, we saw a decrease in rated positions in the portfolio; however, overall portfolio credit quality remained largely the same as we view many of the non-rated holdings to be of similar quality to the ones they replaced. The portfolio incurs additional

Global High Income Fund Inc.

foreign currency risk by investing in local currency markets, which may increase as the Fund may now invest to a greater extent in non-US dollar denominated securities. At the end of the period, the Fund continued to seek further opportunities in local currencies, balanced against a slightly higher position in US dollar cash. (See “Name and investment policy changes” beginning on page 7).

It is important to keep in mind that our sources of return come from many different areas—the overall emerging markets debt market, individual countries, individual bonds, currencies, and duration. (Duration measures the price sensitivity of a fixed-income security to an interest rate change). While a few areas may factor prominently in the returns for a specific period, we normally do not expect to narrowly focus on a few big country or market positions.

Q.	How were you positioned in other emerging markets countries?
A.	Our allocation to Peru performed well halfway through the reporting period, following the victory of Alan Garcia in the country’s recent presidential election, an outcome that the markets preferred over that of left-leaning candidate Ollanta Humala. While positions in Turkey performed poorly during the reporting period, they did stage a comeback during the months of July and August, when spreads in that country tightened significantly.

Q.	What is your outlook for the global economy and the fixed-income markets?
A.	As mentioned earlier in a discussion of emerging market debt performance as a whole, fundamentals and economic growth in that area generally remain strong. We do view emerging market external spreads to be trading tightly (meaning prices are relatively high) though we are finding attractive investment opportunities in a number of local markets.

Despite this, we expect slower growth in the more developed major markets. Our view is that inflation has not yet been brought under control in the major economies, and this will be a big factor in 2007. We expect growth in this area to weaken, but by less than we believe the market expects because the spillovers from the housing correction in the US should be limited. Taken together, these two factors mean that central banks may need to be more hawkish, or at least less doveish, than the market appears to be pricing in. We believe that major developed fixed income markets look overpriced, and we expect to see them sell off in 2007, while our outlook remains positive in general for emerging market fundamentals.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Global High Income Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Executive Director
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended October 31, 2006. The views and opinions in the letter were current as of December 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/06

Global High Income Fund Inc.	1 year	5 years	10 years

Net asset value returns	11.75%	15.59%	12.27%

Market price returns	6.28%	18.45%	15.52%

Lipper Emerging Markets Debt Funds median

Net asset value returns	11.16%	17.88%	12.14%

Market price returns	17.29%	16.80%	13.14%

J.P. Morgan EMBI Global Index*	11.45%	13.62%	11.11%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends/distributions were reinvested at the net asset value on the payable dates. Fund market price returns assume that dividends/distributions were reinvested under the Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or brokerage commissions and taxes on the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

*	After the close of the fiscal year, the Fund’s benchmark was adjusted to reflect enhanced investment flexibility as noted in “Name and investment policy changes” beginning on p.7.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	10/31/06		04/30/06		10/31/05

Net asset value	$14.85		$14.91		$15.72

Market price	$16.06		$15.50		$17.82

12-month dividends/distributions	$2.5517		$2.6258		$2.8920

Dividend/distribution at period-end	$0.1104		$0.1116		$0.1194

Net assets (mm)	$320.5		$322.0		$305.7

Currency exposure**	10/31/06		04/30/06		10/31/05

US dollar denominated	80.3%		86.4%		78.4%

Non-US dollar denominated	19.7		13.6		21.6

Total	100.0%		100.0%		100.0%

Top ten countries other than US**	10/31/06		04/30/06		10/31/05

Argentina	17.2%	Argentina	15.3%	Brazil	17.6%

Turkey	10.6	Brazil	13.1	Argentina	15.2

Russia	8.5	Russia	9.8	Russia	11.2

Brazil	8.2	Mexico	9.1	Mexico	7.0

Malaysia	4.2	Peru	5.3	Qatar	5.7

Indonesia	4.2	Philippines	4.6	Malaysia	5.5

Dominican Republic	4.1	Malaysia	4.1	Philippines	5.4

Uruguay	4.0	Turkey	3.9	Venezuela	3.5

Colombia	2.7	Uruguay	3.8	Turkey	3.4

Serbia	2.7	Venezuela	3.4	Peru	3.2

Total	66.4%		72.4%		77.7%

Credit quality**	10/31/06		04/30/06		10/31/05

AAA	1.4%		–		–

A	2.5		3.0%		6.4%

BBB	9.5		17.6		18.0

BB	29.2		33.6		29.4

B	19.8		21.0		18.8

CCC	–		2.8		1.9

Non-rated	25.7		14.2		19.4

Cash equivalents	10.2		7.7		4.6

Other assets, less liabilities	1.7		0.1		1.5

Total	100.0%		100.0%		100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Name and investment policy changes (unaudited)

On November 6, 2006, the fund changed its name from “Global High Income Dollar Fund Inc.” to “Global High Income Fund Inc.” Certain related investment policies also were changed as of that date.

Effective November 6, 2006, the fund is able to take greater advantage of investment opportunities in non-US markets. Prior to that date, the fund had a policy to invest at least 80% of its net assets in US dollar-denominated debt securities under normal circumstances; the fund could also invest up to 20% of its net assets in non-US dollar-denominated debt securities under normal circumstances.

Effective November 6, 2006:

•	The requirement that the fund focus on “US dollar-denominated” investment opportunities was dropped. The old 80% policy was changed to read as follows: “Under normal circumstances, the fund invests at least 80% of its net assets in debt securities.” The related 20% policy will cease as it will no longer be needed. Now, the fund is able to invest more heavily in non-US dollar denominated securities.

•	A related, secondary policy was also revised to remove references to US dollars/US issuers and thus become less restrictive. It now reads as follows: “Under normal market conditions, the fund may commit up to 20% of its net assets to cash as well as invest up to a total of 35% of its total assets in a combination of cash and money market instruments, including repurchase agreements, for liquidity purposes (such as clearance of portfolio transactions, the payment of dividends and expenses and share repurchases) or as part of its ordinary investment activities. The fund’s investments in money market instruments are considered to be investments in debt securities for purposes of the 80% minimum noted above.”

While increased investing in non-US dollar denominated securities increases potential investment opportunities, it may also increase risk. Changes in foreign currency exchange rates and related portfolio strategies (e.g., using derivatives to hedge currency exposure or enhance return) may affect, to a greater extent, the fund’s net asset value, the value of interest and dividends earned, and gains and losses realized on the sale of securities denominated in foreign currencies.

Global High Income Fund Inc.

Name and investment policy changes (unaudited) (concluded)

In connection with these changes, the benchmark used by the fund’s advisor to monitor performance was changed from the JP Morgan Emerging Markets Bond Index-Global Index (“EMBI-Global”) to a blended benchmark composed of 70% of EMBI-Global and 30% JP Morgan Government Bond Index—Emerging Markets Diversified (in USD) (“JP Morgan GBI-EM Diversified”), a local emerging markets debt benchmark that tracks local currency government bonds issued in emerging markets.

The fund’s New York Stock Exchange trading symbol remains “GHI.”

The fund commenced operations in 1993. Since that time, there have been many changes in the global bond markets. These policy changes should help the fund gain greater exposure to what its advisor believes are attractive investment opportunities around the world.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Face
	amount		Value

International bonds—86.83%

Argentina—16.06%

Banco de Galicia y Buenos Aires
5.000%, due 01/01/14†		$8,810,000	$8,127,225

9.140%, due 01/01/10††		1,312,500	1,325,625

11.000%, due 01/01/19†		787,995	864,825

Province of Buenos Aires
1.000%, due 05/01/20†	EUR	754,000	433,048

2.000%, due 05/15/35†		7,200,000	4,433,866

Republic of Argentina
3.000%, due 04/30/13††		$2,820,000	2,120,640

5.590%, due 08/03/12††,a		27,542,000	19,637,446

Republic of Argentina, DISC††
5.830%, due 12/31/33	ARS	15,471,571	6,442,105

Republic of Argentina, NGB††
2.000%, due 02/04/18		13,200,000	5,955,707

YPF S.A.
10.000%, due 11/02/28		$1,800,000	2,124,000

			51,464,487

Brazil—8.23%

Braskem S.A.
8.000%, due 01/26/17		$500,000	511,875

8.000%, due 01/26/17, 144A		500,000	511,875

Brazil Real Credit-Linked Note, 144A@
12.002%, due 01/05/10		6,026,619	4,426,945

Brazil Real Credit-Linked Note, 144A
18.870%, due 01/05/10	BRL	19,570,000	6,106,815

Federal Republic of Brazil
7.875%, due 03/07/15		$2,140,000	2,365,770

8.875%, due 10/14/19		380,000	458,850

11.000%, due 01/11/12		6,550,000	8,072,875

Federal Republic of Brazil, EXIT Bond
6.000%, due 09/15/13		2,916,667	2,915,209

Union National FIDC Trust, 144A††
0.000%, due 12/01/08	BRL	2,141,490	1,007,632

			26,377,846

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Face
	amount		Value

International bonds—(continued)

Colombia—2.68%

Republic of Colombia
7.375%, due 01/27/17		$1,650,000	$1,750,650

7.375%, due 09/18/37		2,125,000	2,197,250

8.250%, due 12/22/14		1,090,000	1,223,525

11.750%, due 02/25/20		2,405,000	3,433,137

			8,604,562

Dominican Republic—4.11%

Republic of Dominica
9.040%, due 01/23/18		$4,497,600	5,127,264

9.500%, due 09/27/11		6,724,314	7,228,637

Republic of Dominica, 144A
9.040%, due 01/23/18		704,970	803,666

			13,159,567

Egypt—1.96%

Republic of Egypt Credit-Linked Note
8.500%, due 02/10/08		$6,284,568	6,287,082

El Salvador—1.99%

Republic of El Salvador
7.750%, due 01/24/23		$3,490,000	3,978,600

8.250%, due 04/10/32		2,040,000	2,391,900

			6,370,500

Indonesia—4.16%

IndoCoal Exports Cayman Ltd.††
10.320%, due 09/28/12		$7,100,000	7,117,750

Indonesia Government Credit-Linked Note, 144A
11.000%, due 10/15/14	IDR	4,000,000,000	452,126

Republic of Indonesia
7.250%, due 04/20/15		$581,000	614,408

Republic of Indonesia, 144A
6.750%, due 03/10/14		1,140,000	1,171,350

7.250%, due 04/20/15		1,459,000	1,542,892

7.500%, due 01/15/16		935,000	1,006,247

8.500%, due 10/12/35		1,210,000	1,433,850

			13,338,623

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Face
	amount		Value

International bonds—(continued)

Kazakhstan—2.62%

CenterCredit International BV
8.250%, due 09/30/11	KZT	430,000,000	$3,338,875

Kazkommerts International BV, 144A
8.000%, due 11/03/15		$600,000	613,500

TuranAlem Finance BV
7.875%, due 06/02/10		1,180,000	1,213,925

8.500%, due 02/10/15		2,010,000	2,060,250

TuranAlem Finance BV, 144A
7.750%, due 04/25/13		1,180,000	1,177,050

			8,403,600

Lebanon—1.90%

Republic of Lebanon
4.000%, due 12/31/17		$3,180,000	2,536,050

7.750%, due 09/07/12		400,000	394,000

7.875%, due 05/20/11		400,000	398,000

8.500%, due 01/19/16		1,900,000	1,932,000

11.625%, due 05/11/16		700,000	836,500

			6,096,550

Malaysia—4.17%

Johor Corp.
1.000%, due 07/31/12	MYR	43,970,000	13,362,546

Mexico—2.54%

Hipotecaria Su Casita S.A., 144A
8.500%, due 10/04/16		$3,600,000	3,726,000

PEMEX Finance Ltd.
8.020%, due 05/15/07		205,000	205,765

PEMEX Project Funding Master Trust
8.625%, due 02/01/22		3,250,000	3,948,750

United Mexican States
8.300%, due 08/15/31		200,000	254,300

			8,134,815

Pakistan—1.57%

Islamic Republic of Pakistan
6.750%, due 02/19/09		$3,600,000	3,636,000

7.875%, due 03/31/36		700,000	708,750

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Face
	amount		Value

International bonds—(continued)

Pakistan—(concluded)

Islamic Republic of Pakistan, 144A
7.125%, due 03/31/16		$690,000	$696,900

			5,041,650

Philippines—1.60%

National Power Corp.
9.625%, due 05/15/28		$3,010,000	3,642,100

National Power Corp.@,e
7.944%, due 07/12/10		1,900,000	1,482,000

			5,124,100

Qatar—2.41%

State of Qatar
9.750%, due 06/15/30		$5,200,000	7,735,000

Russia—8.54%

Russian Federation
5.000%, due 03/31/30†		$9,600,000	10,758,000

12.750%, due 06/24/28		1,420,000	2,557,775

Russian Federation, 144A†
5.000%, due 03/31/30		9,153,589	10,257,741

Russian Gazprom Credit-Linked Note, 144A
8.110%, due 01/18/07	RUB	34,500,000	1,301,221

Russian Ruble Credit-Linked Note, 144A
7.580%, due 10/09/07		66,000,000	2,507,824

			27,382,561

Serbia—2.65%

Republic of Serbia†
3.750%, due 11/01/24		$9,500,000	8,502,500

South Africa—0.19%

Republic of South Africa
7.375%, due 04/25/12		$560,000	606,200

Tunisia—0.70%

Banque Centrale de Tunisie
7.375%, due 04/25/12		$2,070,000	2,235,600

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Face
	amount		Value

International bonds—(concluded)

Turkey—10.56%

Republic of Turkey
7.000%, due 09/26/16		$11,240,000	$11,296,200

7.250%, due 03/15/15		1,930,000	1,983,075

9.000%, due 06/30/11		1,760,000	1,939,520

9.500%, due 01/15/14		460,000	530,725

11.500%, due 01/23/12		1,120,000	1,359,400

Republic of Turkey Credit-Linked Note
15.000%, due 02/11/10[e]		6,250,000	6,303,500

14.000%, due 01/20/11		5,000,000	5,381,150

14.000%, due 01/19/11		2,884,424	2,500,305

15.000%, due 02/10/10	TRY	1,000,000	633,042

Republic of Turkey Credit-Linked Note, 144A@
15.000%, due 02/11/10		$2,500,000	1,907,975

			33,834,892

Uruguay—3.97%

Republic of Uruguay
6.875%, due 01/19/16	EUR	7,830,000	10,692,969

7.625%, due 03/21/36		$1,980,000	2,037,420

			12,730,389

Venezuela—2.32%

Republic of Venezuela
5.375%, due 08/07/10		$3,180,000	3,089,370

9.375%, due 01/13/34		3,460,000	4,330,190

			7,419,560

Vietnam—1.90%

Socialist Republic of Vietnam
6.875%, due 01/15/16		$800,000	840,000

Socialist Republic of Vietnam, 144A
6.875%, due 01/15/16		5,000,000	5,250,000

			6,090,000

Total international bonds (cost $266,812,396)			278,302,630

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

	Number of
	rights	Value

Rights[b]—0.01%

Mexico—0.01%

United Mexican States Value Recovery Rights,
Series E, expiration date 06/30/07 (cost $0)	1,885,000	$34,873

	Number of
	warrants

Warrants—1.15%

Argentina—1.15%

Republic of Argentina, expires 12/15/35[c]
(cost $2,701,116)	121,648,103	3,682,725

	Face
	amount

Short-term investments—10.21%

US government obligations—0.09%

US treasury bills,
5.140%, due 01/04/07[d]	$300,000	297,377

	Shares

Other*—10.12%

UBS Supplementary Trust—U.S. Cash
Management Prime Fund, 5.339%**	32,440,632	32,440,632

Total short-term investments (cost $32,737,915)		32,738,009

	Number of
	contracts

Options purchased[e]—0.11%

Call options—0.10%

5 Year US treasury note futures, strike at USD 105,
expiration December 2006	471	309,093

Put options—0.01%

5 Year US treasury note futures, strike at USD 105,
expiration December 2006	471	51,516

Total options purchased (cost $481,892)		360,609

Total investments (cost $302,733,319)—98.31%		315,118,846

Cash and other assets, less liabilities—1.69%		5,428,755

Net assets—100.00%		$320,547,601

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

Notes to schedule of investments
Note:	The Portfolio of investments is listed by the issuer’s country of origin.
†	Reflects rate at October 31, 2006 on step coupon rate instruments.
††	Reflects rate at October 31, 2006 on floating rate instruments.
@	Reflects annualized yield at October 31, 2006 on zero coupon bonds.
*	Security is issued by a fund that is advised by the same advisor as the Fund. The Advisor does not earn a management fee from the Trust.
**	Interest rate reflects yield at October 31, 2006.
a	Bond interest in default.
b	Rights do not currently accrue income. Quarterly income, if any, will vary based on several factors including oil exports, prices and inflation.
c	Security represents an equity claim linked to Argentina’s Gross Domestic Product.
d	This security was delivered to futures contract merchant to cover margin requirements for futures contracts.
e	Non-income producing security.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the value of these securities amounted to $45,901,609 or 14.32% of net assets.

ARS	Argentina Peso
BRL	Brazilian Real
DISC	Discount Bond
EUR	Euro
EXIT Bond	A long-term bond with a low interest rate, often issued by a less developed country, that gives the buyer the right of exemption from taking part in any subsequent rescheduling.
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MYR	Malaysian Ringgit
NGB	National Guaranteed Bond
RUB	Russian Ruble
TRY	New Turkish Lira
USD	United States Dollar

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of October 31, 2006:

					Unrealized
	Contracts to	In		Maturity	appreciation/
	deliver	exchange for		dates	(depreciation)

Brazilian Real	14,300,000	USD	6,507,395	01/26/07	$(60,045)

Euro	22,950,000	USD	28,903,230	01/19/07	(503,523)

New Turkish Lira	10,800,000	USD	6,956,522	01/26/07	(218,951)

New Turkish Lira	5,418,347	USD	3,241,026	04/27/07	(242,417)

Ukraine Hryvnia	8,270,000	USD	1,463,717	05/18/09	(81,731)

United States Dollar	3,085,739	INR	140,000,000	01/26/07	4,656

United States Dollar	1,645,820	TRY	2,500,000	01/26/07	15,169

United States Dollar	3,528,719	TRY	5,418,347	04/27/07	(45,275)

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	55,358

United States Dollar	5,975,937	ZAR	45,000,000	01/26/07	82,773

Total net unrealized depreciation on forward foreign currency contracts					$(993,986)

Currency type abbreviations:
INR	Indian Rupee
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of October 31, 2006:

				Unrealized
	Expiration	Cost/	Current	appreciation/
	date	proceeds	value	(depreciation)

US treasury futures buy contracts:
10 Year US treasury note,
200 contracts	December 2006	$21,524,969	$21,643,750	$118,781

30 Year US treasury bond,
120 contracts	December 2006	13,526,700	13,518,750	(7,950)

US treasury futures sale contracts:
5 Year US treasury note,
841 contracts	December 2006	88,803,859	88,778,063	25,796

Total net unrealized appreciation on futures contracts				$136,627

Global High Income Fund Inc.

Portfolio of investments—October 31, 2006

Industry diversification
As a percent of net assets
As of October 31, 2006 (unaudited)

International bonds:
International corporate bonds:
Capital markets	0.06%

Chemicals	0.32

Commercial banks	4.80

Diversified financial services	6.69

Electric utilities	1.60

Oil & gas	4.11

Total international corporate bonds	17.58

Foreign government bonds	69.25

Total international bonds	86.83

Rights	0.01

Warrants	1.15

Short-term investments	10.21

Options purchased	0.11

Total investments	98.31

Cash and other assets, less liabilities	1.69

Net assets	100.00%

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—October 31, 2006

Assets:
Investments in securities of unaffiliated issuers, at value (cost–$270,292,687)	$282,678,214

Investments in securities of an affiliated issuer, at value (cost–$32,440,632)	32,440,632

Total investments (cost–$302,733,319)	315,118,846

Cash	93,038

Foreign currency, at value (cost–$733,815)	740,389

Receivable for investments sold	14,004,602

Interest receivable	3,176,405

Due from broker	6,866,651

Unrealized appreciation on forward foreign currency contracts	157,956

Unrealized appreciation on swap agreements	955,766

Other assets	5,889

Total assets	341,119,542

Liabilities:
Payable for investments purchased	18,616,623

Unrealized depreciation on forward foreign currency contracts	1,151,942

Unrealized depreciation on swap agreements	192,813

Payable to investment advisor and administrator	311,419

Variation margin payable	16,649

Directors’ fees payable	5,963

Accrued expenses and other liabilities	276,532

Total liabilities	20,571,941

Net assets:
Capital stock–$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares issued and outstanding	299,244,249

Distributions in excess of net investment income	(2,126,136)

Accumulated net realized gain from investment transactions	11,456,903

Net unrealized appreciation of investments, futures, swaps, forward foreign currency transactions and other assets and liabilities denominated in foreign currencies	11,972,585

Net assets	$320,547,601

Net asset value per share	$14.85

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the
year ended
October 31, 2006

Investment income:
Interest income, net of foreign witholding taxes of $13,823 (includes $952,251 earned from an affiliated entity)	$21,050,525

Securities lending income (all of which was earned from an affiliated entity)	23,646

Total income	21,074,171

Expenses:
Investment advisory and administration fees	3,945,258

Custody and accounting fees	265,859

Reports and notices to shareholders	111,411

Professional fees	100,822

Transfer agency fees	24,999

Listing fees	23,685

Directors’ fees	10,402

Other expenses	41,565

Total expenses	4,524,001

Less: Fee waivers by investment advisor and administrator	(288,606)

Net expenses	4,235,395

Net investment income	16,838,776

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:

Investments	20,933,062

Futures	3,791,604

Swap agreements	601,668

Forward foreign currency contracts and foreign currency transactions	(3,401,189)

Net change in unrealized appreciation/(depreciation) of:

Investments	(1,715,757)

Futures	(1,055,966)

Swap agreements	690,490

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(833,754)

Net realized and unrealized gains from investment activities	19,010,158

Net increase in net assets resulting from operations	$35,848,934

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of changes in net assets

	For the years ended October 31,

	2006	2005

From operations:
Net investment income	$16,838,776	$19,853,788

Net realized gain from investments	20,933,062	34,163,837

Net realized gain (loss) from futures	3,791,604	(622,530)

Net realized gain from swap agreements	601,668	56,487

Net realized gain (loss) from forward foreign currency contracts and foreign currency transactions	(3,401,189)	371,350

Net change in unrealized appreciation/(depreciation) of:

Investments	(1,715,757)	(12,780,742)

Futures	(1,055,966)	1,471,180

Swap agreements	690,490	72,463

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(833,754)	(37,034)

Net increase in net assets resulting from operations	35,848,934	42,548,799

Dividends and distributions to shareholders from:
Net investment income	(28,531,823)	(31,225,937)

Net realized gains	(23,455,902)	(24,993,580)

Total dividends and distributions to shareholders	(51,987,725)	(56,219,517)

Capital stock transactions:
Proceeds from shares issued through rights offering (net of offering costs of $389,000)	30,997,694	—

Net increase (decrease) in net assets	14,858,903	(13,670,718)

Net assets:
Beginning of year	305,688,698	319,359,416

End of year	320,547,601	305,688,698

Distributions in excess of net investment income	$(2,126,136)	$(185,012)

See accompanying notes to financial statements

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with it’s primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc., the investment advisor of the Fund. If a market value is not available from

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). All investments quoted in foreign currencies will be valued weekly in US dollars on the basis of the foreign currency exchange rates. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

Purchased options—The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the “Statement of assets and liabilities” as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Total return swap agreements—Total return swap agreements involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation in the “Statement of operations”. Periodic payments received or made at the end of each measurement period, but

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

prior to termination, are recorded as realized gains or losses in the “Statement of operations”.

At October 31, 2006, the Fund had outstanding total return swap contracts with the following terms:

					Payments
Notional		Termination	Payments made		received		Unrealized
amount		date	by the Fund		by the Fund		appreciation

USD	4,480,000	07/27/07	5.27375	%*	11.75	%†	$117,280

EUR	4,110,000	07/27/07	3.88741	**	11.00	††	575,085

RUB	34,500,000	10/09/07	$1,396,580	^	7.58	#	62,050

Currency type abbreviations:
EUR	Euro
RUB	Russian Ruble
USD	United States Dollar

*	Rate based on 6 month LIBOR (USD - BBA)
**	Rate based on 12 month LIBOR (EUR - BBA) plus 29 basis points.
†	Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 05/15/11.
††	Rate is equal to the interest amounts, if any, paid to holders of record of Government of Jamaica bond, due 07/27/12.
^	Payment made on 09/27/05 to fully fund the swap.
#	Rate is equal to the total return on the OAO Gazprom 7.58% bond, due 10/09/07.
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Credit default swap agreements—Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security or a credit event. As a purchaser of credit default protection, the Fund would make periodic payments to the counterparty, and the counterparty would make payments only upon the occurrence of a default or credit event.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the “Statement of assets and liabilities”. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the “Statement of operations”. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund would receive full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

At October 31, 2006, the Fund had outstanding credit default swap contracts with the following terms:

				Payments	Unrealized
Notional		Termination	Payments made	received	appreciation/
amount		date	by the Fund	by the Fund	(depreciation)

USD	3,190,000	06/20/16	3.06%	0.00%***	$131,031

USD	2,400,000	09/20/16	1.90	0.00****	70,320

USD	3,200,000	09/15/14	$3,205,664 @	0.00*****	(192,813)

Currency type abbreviation:
USD	United States Dollar

@	Payment made on 09/15/06 to fully fund the swap.
***	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Turkey bond 11.875% due 01/15/30.
****	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Peru bond 8.750% due 11/21/33.
*****	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Titulos de Tesoreria, Series B bond 13.500% due 09/12/14.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment advisor and administrator and other transactions with related entities
UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) served as the Fund’s Investment Advisor and Administrator until April 1, 2006. On April 1, 2006, the Fund’s Investment Advisory and Administration Contract (“Advisory Contract”) was transferred from UBS Global AM—US to UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”).

The transfer of the Advisory Contracts between sister companies occurred in connection with an internal reorganization involving UBS Global AM—US and UBS Global AM—Americas. The Fund’s Board of Directors approved the transfer of the Advisory Contract effective April 1, 2006. All of the personnel of UBS Global AM—US who previously provided investment advisory services to the Fund continue to provide investment advisory services to the Fund as employees of UBS Global AM—Americas. UBS Global AM—Americas has the same contractual rights and responsibilities under the Advisory and Administration Contract as those previously held by UBS Global AM—US. UBS Global AM—US and UBS Global AM—Americas are both indirect wholly owned subsidiaries of UBS AG.

In accordance with the Advisory Contract, the Fund pays UBS Global AM—Americas an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. Beginning August 1, 2005, UBS Global AM—US (and UBS Global AM—Americas as successor advisor/administrator) has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

27

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

The waiver will continue indefinitely unless the Board agrees to any change. At October 31, 2006, the Fund owed UBS Global AM—Americas $311,419, which is composed of $337,542 of investment advisory and administration fees less fees waived of $26,123. For the year ended October 31, 2006, UBS Global AM—Americas waived $288,606 of investment advisory and administration fees from the Fund.

The Fund invests in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is a business trust managed by UBS Global AM—Americas. The Fund pays no management fees to Supplementary Trust. Distributions from Supplementary Trust are reflected as interest income on the “Statement of operations”. Amounts relating to those investments at October 31, 2006 and for the year ended are summarized as follows:

					% of
		Sales	Interest		net
Fund	Purchases	proceeds	income	Value	assets

UBS Supplementary Trust—U.S. Cash Management Prime Fund	$244,889,413	$226,094,464	$952,251	$32,440,632	10.12%

The Fund also invests in shares of UBS Private Money Market Fund LLC (“Private Money Market Fund”). Private Money Market Fund is a money market fund managed by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM and is offered as a cash management option only to mutual funds and certain other accounts. The Fund invests in Private Money Market Fund as a short term investment of cash collateral from securities loaned. Amounts relating to those investments at October 31, 2006 and for the year ended are summarized as follows:

					% of
		Sales	Interest		net
Fund	Purchases	proceeds	income	Value	assets

UBS Private Money Market Fund LLC	$3,858,763	$3,858,763	$23,646	—	—

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any

28

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2006, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $5,898,118. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM—Americas, UBS Global AM—Americas believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the year ended October 31, 2006, UBS Securities LLC earned $8,169 in compensation as the Fund’s lending agent. At October 31, 2006, the Fund did not have any securities on loan and the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent.

Rights offering
During the year ended October 31, 2006, the Fund issued 2,152,169 shares in connection with a rights offering of the Fund’s common stock. Shareholders of record on November 10, 2005, were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on

29

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

November 10, 2005 and expired on December 20, 2005. The subscription price per share was the greater of (i) the net asset value (“NAV”) per share on December 20, 2005 (the “expiration date”) or (ii) 95% of the volume weighted average share price on the New York Stock Exchange on the expiration date and four preceding business days. The subscription price of the offer was $14.58. Offering costs attributed to the rights offering in the amount of $389,000 were charged against additional paid-in-capital.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2006. For the year ended October 31, 2006 and for the year ended October 31, 2005 the Fund did not repurchase any shares of common stock. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended October 31, 2006:
Shares issued through rights offering	2,152,169	$30,997,694

Purchases and sales of securities
For the year ended October 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $316,115,730 and $340,206,743, respectively.

Federal tax status
The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

Distributions paid from:	2006	2005

Ordinary income	$31,175,740	$31,225,937

Net long-term capital gains	20,811,985	24,993,580

	$51,987,725	$56,219,517

30

Global High Income Fund Inc.

Notes to financial statements—October 31, 2006

At October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains	$11,479,701

Net unrealized appreciation	11,359,889

Total accumulated earnings	$22,839,590

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at October 31, 2006 were as follows:

Tax cost of investments	$303,283,220

Gross unrealized appreciation	14,810,318

Gross unrealized depreciation	(2,974,692)

Net unrealized appreciation	$11,835,626

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2006, the Fund’s accumulated undistributed net investment income was increased by $9,751,923 and accumulated net realized gain from investment activities was decreased by $9,751,923. The difference is primarily due to tax treatment of foreign currency transactions, paydown gains and losses, reclassification of distributions for tax purposes and adjustments for certain debt obligations.

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

31

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the
year ended
October 31, 2006

Net asset value, beginning of year	$15.72

Net investment income	0.79 @

Net realized and unrealized gains from investment activities	0.92

Net increase from operations	1.71

Dividends from net investment income	(1.35)

Distributions from net realized gains from investment activities	(1.21)

Distributions from paid-in-capital	—

Total dividends and distributions	(2.56)

Offering costs charged to paid-in capital	(0.02)

Net asset value, end of year	$14.85

Market value, end of year	$16.06

Total investment return[1]	6.28%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$320,548

Ratio of expenses to average net assets:

Before fee waivers by advisor	1.43%

After fee waivers by advisor	1.34%

Ratio of net investment income to average net assets	5.34%

Portfolio turnover	108%

@	Calculated using the average shares outstanding for the year.

1	Total investment return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

†	As required, effective as of November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains from investment activities per share by $0.02, and decrease the ratio of net investment income to average net assets from 7.35% to 7.23%. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

32

Global High Income Fund Inc.

For the years ended October 31,

2005	2004	2003	2002†

$16.43	$15.92	$14.14	$14.16

1.02	0.98	1.02	1.04

1.17	1.27	2.44	0.52

2.19	2.25	3.46	1.56

(1.61)	(0.97)	(1.13)	(1.31)

(1.29)	(0.77)	(0.53)	—

—	—	(0.02)	(0.27)

(2.90)	(1.74)	(1.68)	(1.58)

—	—	—	—

$15.72	$16.43	$15.92	$14.14

$17.82	$18.31	$17.07	$13.87

13.25%	18.68%	36.52%	19.38%

$305,689	$319,359	$309,516	$274,968

1.43%	1.40%	1.43%	1.43%

1.41%	1.40%	1.43%	1.43%

6.49%	6.18%	6.66%	7.23%

160%	140%	53%	57%

33

Global High Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”) (formerly Global High Income Dollar Fund Inc.), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 20, 2006

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2006. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2007. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name

Global High Income Fund Inc.

General information (unaudited)

of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan

Global High Income Fund Inc.

General information (unaudited)

with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027. Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made no less frequently than annually.

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 19, 2006, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Advisory and Administration Agreement between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Agreement. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM and its predecessor, UBS

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

Global Asset Management (US) Inc., under the Advisory and Administration Agreement (and a predecessor agreement) during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the portfolio management team responsible for the portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $600 billion of assets under management worldwide.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). A discussion of the board’s considerations with respect to the Fund’s fees is set forth below.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The board noted that, beginning August 1, 2005, UBS Global AM’s predecessor had entered into a fee waiver agreement with the Fund, which UBS Global AM has continued. The comparative Lipper information, which did not account for the Fund’s fee waiver agreement

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

for the entire comparative period, showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fifth quintile, while its total expenses were in the third quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board noted that had the fee waiver been in effect for the entire fiscal year, the Actual Management Fee would have been lower.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Agreement.

Fund performance—The board received and considered performance information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten- and since inception periods (or shorter for newer funds) ended April 30, 2006. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including in most cases with respect to the Fund’s benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one-year period, the second quintile for the three-year period, the fourth quintile for the five- and ten-year periods and the third quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Although the Fund’s short-term performance has been impressive, based on UBS Global AM’s recommendation, the board approved removing the Fund’s 20% limitation on non-US dollar investments, which will provide the Fund with greater investment flexibility and potentially could result in enhanced performance by the underlying portfolio by allowing the Fund to take

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

greater advantage of local market opportunities. Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders.

In conducting its review, the board noted that the Fund’s Contractual Management Fee contains breakpoints as a result of the fee waiver.

Generally, in light of UBS Global AM’s profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Fund, the board believed that UBS Global AM’s sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

Global High Income Fund Inc.

Board approval of advisory and administration agreement (unaudited)

In light of all of the foregoing, the board approved the Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

(This page has been left blank intentionally)

Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg††; 64 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

46

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Federated Department Stores, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

47

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 71 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 65 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (since June 2003). Previously, he was Deputy Chief Executive Officer at Deloitte & Touche.

Richard R. Burt; 59 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004	Director	Since 1995	Mr. Burt is chairman of Diligence Inc. (information and risk management firm) and IEP Advisors (international investments and consulting firm).

Bernard H. Garil; 66 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as President of closed-end funds and Vice-President of the variable insurance product funds advised by OpCap Advisors (until 2001).

48

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

49

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Heather R. Higgins; 47 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman), the Philanthropy Roundtable (vice chairman) and the Hoover Institution (executive committee).

50

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 36 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

51

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph Allessie*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is a director and deputy general counsel at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 38	Vice President and Assistant Treasurer	Since 2006	Ms. Bubloski is an associate director and a senior manager (since 2003) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Thomas Disbrow*; 40	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a director (since 2001), and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 41	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

53

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Mark F. Kemper**; 48	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 38	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

54

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Tammie Lee*; 35	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 44	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

55

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

John Penicook**; 48	Vice President	Since 2002	Mr. Penicook is a managing director (since 2000) and global head of fixed income (since 2002) of UBS Global AM—Americas region. Mr. Penicook is a vice president of three investment companies (consisting of three portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

56

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Andrew Shoup*; 50	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

57

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Kai R. Sotorp**; 47	President	Since 2006	Mr. Sotorp is the Head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004) and Representative Director and President of UBS Global Asset Management (Japan) Ltd. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 92 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Uwe Schillhorn**; 42	Vice President	Since 2004	Mr. Schillhorn is an executive director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

58

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Keith A. Weller*; 45	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 92 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

59

Global High Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Global High Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2006 annual meeting of shareholders, it filed a certification with the NYSE on February 28, 2006 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	John Penicook
President	Vice President

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2006 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,500 and $51,400, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings, including the review of certain information included in the October 2005 registration statement relating to a rights offering.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,773 and $3,712, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements, and (2) review of the consolidated 2005 and 2004 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,150 and $12,275, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended October 31, 2006 and October 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.
Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.
All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2006 and October 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.
(g)
For the fiscal years ended October 31, 2006 and October 31, 2005, the aggregate fees billed by E&Y of $403,038 and $ 69,487, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2006	2005
Covered Services	$7,923	$15,987
Non-Covered Services	395,115	53,500

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1)	Name – Uwe Schillhorn
Title – Vice President
Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is an executive director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Information is as of – December 29, 2006

(a) (2) (i) Portfolio Manager
Uwe Schillhorn

(a) (2) (ii) (A) Registered Investment Companies

The portfolio manager is responsible for two additional Registered Investment Companies having $338,851,033 in total assets as of October 31, 2006.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

The portfolio manager is responsible for four other pooled investment vehicles having $940,260,955 in total assets as of October 31, 2006.

(a) (2) (ii) (C) Other Accounts

The portfolio manager is responsible for seventeen other accounts having $2,789,602,112 in total assets as of October 31, 2006.

(a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a) (2) (iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2006.)

(a)	(3) Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. Schilhorn, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark in effect as of December 2006 is a blended benchmark composed of 70% of JP Morgan Emerging Markets Bond Index-Global Index and 30% JP Morgan Government Bond Index-Emerging Markets Diversified (in USD).

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2006, except as otherwise noted.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2006.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed December 30, 2003 (Accession Number: 0001206774-03-000909)(SEC File No. 811-07540).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 29, 2006

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 29, 2006